UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2014

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	001-12257	95-221-1612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard
Los Angeles, California 90010

(Address of Principal Executive Offices)

____________________

(323) 937-1060

(Registrant’s telephone number, including area code)

____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information, including Exhibit 99.1, shall not be incorporated by reference into any filing of Mercury General Corporation (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On February 10, 2014, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Director

On February 7, 2014, the Board of Directors of the Company (the “Board”) appointed James Ellis as a director of the Company and concurrently expanded the size of the Board to 10 directors.  Mr. Ellis has not been appointed to any committees of the Board of Directors.

As a member of the Board, Mr. Ellis is eligible to participate in the Company’s director compensation program, which is described in more detail below and in the attached Exhibit 10.1. There are no other understandings or arrangements between Mr. Ellis or any other person and the Company or any of its subsidiaries pursuant to which Mr. Ellis was appointed to serve as a director. There are no transactions between Mr. Ellis or any of his immediate family members and the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.

Director Stock Compensation Program

On February 7, 2014, the Board also approved an amendment to the Company’s director compensation arrangements. The changes to the director compensation arrangements are effective as of January 1, 2014. A tabular presentation comparing the current and prior director compensation arrangements is filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	Director Compensation Arrangements
99.1	Press Release, dated February 10, 2014, issued by Mercury General Corporation, furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY GENERAL CORPORATION
Date: February 10, 2014
	By:	/s/ Theodore Stalick
	Name:	Theodore Stalick
	Its:	Chief Financial Officer